UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 26, 2021
Date of Report (date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(855) 283-9237
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	PSXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 26, 2021, Phillips 66 Partners LP, a Delaware limited partnership (the “Partnership” or “we”), Phillips 66 Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Phillips 66, a Delaware corporation (the “Company”), Phillips 66 Company, a Delaware corporation and wholly owned subsidiary of the Company (“P66 Company”), Phillips 66 Project Development Inc., a Delaware corporation and wholly owned subsidiary of P66 Company (“P66 PDI”), and Phoenix Merger Sub LLC, a Delaware limited liability company and jointly owned subsidiary of P66 Company and P66 PDI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of the Company (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each outstanding common unit representing a limited partner interest in the Partnership (each, a “Common Unit”) other than Common Units owned by the Company and its subsidiaries, including P66 Company and P66 PDI (each, a “Public Common Unit”), will be converted into the right to receive 0.50 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of the Company (the “Common Stock” and the shares of Common Stock to be issued in the Merger, the “Merger Consideration”), and (ii) (a) each Partnership LTIP Award (as defined in the Merger Agreement), other than Director LTIP Awards (as defined in the Merger Agreement), whether vested or not, that is outstanding immediately prior to the Effective Time, will cease to relate to or represent any right to receive Common Units and will be converted, at the Effective Time, into an equivalent award of Parent RSUs (as defined in the Merger Agreement), adjusted by the Exchange Ratio, on the same terms and conditions as were applicable to the corresponding Partnership LTIP Award, including any applicable payment timing provisions and dividend equivalent rights, as applicable, except as otherwise adjusted by the Merger Agreement and (b) each Director LTIP Award (as defined in the Merger Agreement) shall become fully vested and shall be automatically converted into the right to receive, with respect to each Common Unit subject thereto, the Merger Consideration (or, to the extent set forth under the terms of the applicable Director LTIP Award, cash in an amount equal to the value of the Merger Consideration determined based on the closing price of a share of Common Stock as of the closing date) (plus any accrued but unpaid amounts in relation to distribution equivalent rights). In connection with the Merger, (i) the General Partner’s non-economic general partner interest in the Partnership and (ii) the Common Units owned by the Company and its subsidiaries, including P66 Company and P66 PDI, shall not be cancelled, shall not be converted into the Merger Consideration and shall remain outstanding following the Merger as a non-economic general partner interest in the Partnership and as Common Units, respectively.

The Conflicts Committee (the “Conflicts Committee”) of the board of directors of the General Partner (the “GP Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership and the holders of Public Common Units, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the GP Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and resolve to direct that the Merger Agreement be submitted to a vote of the limited partners of the Partnership (the “Limited Partners”) for approval. The GP Board (acting upon the recommendation of the Conflicts Committee) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership and the Limited Partners, (ii) authorized and approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) directed that the Merger Agreement be submitted to a vote of the Limited Partners and (iv) authorized the Limited Partners to act by written consent pursuant to the terms of the Third A&R Partnership Agreement (as defined below).

Immediately following the execution of the Merger Agreement and the LPA Amendment (as defined below), P66 PDI, which as of the Record Date (as defined below) held 169,760,137 Common Units (the “Covered Units”), representing approximately 70.21% of the outstanding Common Units and Series A preferred units representing limited partner interests in the Partnership (“Series A Preferred Units”), voting together as a single class on an as-converted basis, delivered its written consents with respect to all of the Covered Units approving the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Merger Written Consent”), and the LPA Amendment (as defined below) (the “LPA Written Consent” and together with the Merger Written Consent, the “Written Consents”).

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of business during the interim period between the execution of the Merger Agreement and the Effective Time and (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary conditions, including, among others: (i) approval of the Merger Agreement by holders of a majority of the outstanding Common Units and Series A Preferred Units, voting together as a single class on an as-converted basis, which was received on October 26, 2021 in the Merger Written Consent; (ii) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (iii) the effectiveness of a registration statement on Form S-4 relating to the shares of Common Stock to be issued as Merger Consideration; (iv) approval for listing on the New York Stock Exchange of the shares of Common Stock to be issued as Merger Consideration; (v) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; and (vi) compliance by each party in all material respects with its covenants.

The Merger Agreement provides for certain termination rights for both the Company and the Partnership, including in the event that (i) the parties agree by mutual written consent to terminate the Merger Agreement, (ii) the Merger is not consummated by April 26, 2022 or (iii) a law or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, (i) the Partnership will be obligated to reimburse the Company for its expenses and (ii) the Company will be obligated to reimburse the Partnership for its expenses, in each case, in an amount not to exceed $4.5 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The foregoing summary of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, the Partnership or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or the Partnership’s public disclosures.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 1 to the Third Amended and Restated Agreement of Limited Partnership

On October 26, 2021, in connection with the Merger, the General Partner executed and delivered Amendment No. 1 to the Third Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Third A&R Partnership Agreement” and the amendment related thereto, the “LPA Amendment”), which was adopted and became effective on such date. Among other things, the LPA Amendment provides for the automatic conversion of all outstanding Series A Preferred Units into Common Units upon the occurrence of a Partnership Rollup Event (as defined in the Third A&R Partnership Agreement) that does not constitute a Series A Cash Change of Control (as defined in the Third A&R Partnership Agreement).

The foregoing summary of the LPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Securityholders.

In connection with the completion of the Merger, the GP Board authorized the Limited Partners to act by written consent pursuant to the terms of the Third A&R Partnership Agreement in order to provide their approval for the Merger Agreement and the transactions contemplated thereby, including the Merger , and the LPA Amendment. The GP Board set October 26, 2021 as the record date (the “Record Date”) for determining the Limited Partners entitled to execute and deliver written consents approving the Merger Agreement, the LPA Amendment and the transactions contemplated thereby, including the Merger. Concurrently with the execution of the Merger Agreement and the LPA Amendment, P66 PDI, which as of the Record Date held 169,760,137 Common Units, representing approximately 70.21% of the outstanding Common Units and Series A Preferred Units (on an as-converted basis), delivered the Written Consents and Stonepeak Screwdriver SPV LLC, which as of the Record Date held 11,608,624 Series A Preferred Units, representing approximately 84% of the outstanding Series A Preferred Units, delivered a written consent approving the LPA Amendment (the “Stonepeak Consent”). The Merger Written Consent was sufficient to approve the Merger Agreement, and the transactions contemplated thereby, including the Merger, and the LPA Written Consent together with the Stonepeak Consent were sufficient to approve the LPA Amendment.

Item 7.01 Regulation FD Disclosure.

The Company and the Partnership issued a joint press release on October 26, 2021 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements as defined under federal securities laws. Words and phrases such as “is anticipated,” “is estimated,” “is expected,” “is planned,” “is scheduled,” “is targeted,” “believes,” “continues,” “intends,” “will,” “would,” “objectives,” “goals,” “projects,” “efforts,” “strategies” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this report are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future performance and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: the realization of expected benefits of the proposed transaction to the Company and the Partnership and their stockholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expected future growth, dividends and distributions of the combined company, and plans and objectives of management for future operations; the continued ability of the Company to satisfy its obligations under our commercial and other agreements; the volume of crude oil, refined petroleum products and natural gas liquids (“NGL”) we or our equity affiliates transport, fractionate, terminal and store; the tariff rates with respect to volumes transported through our regulated assets, which are subject to review and possible adjustment by federal and state regulators; fluctuations in the prices for crude oil, refined petroleum products and NGL; the continuing effects of the COVID-19 pandemic and its negative impact on commercial activity and demand for refined petroleum products; changes in governmental policies relating to crude oil, refined petroleum products or NGL pricing, regulation, taxation, or exports; liabilities associated with the risks and operational hazards inherent in transporting, fractionating, terminaling and storing crude oil, refined petroleum products and NGL; curtailment of operations due to accidents, severe weather (including as a result of climate change) or natural disasters, riots, strikes or lockouts; the inability to obtain or maintain permits, in a timely manner or at all, and the possible revocation or modification of permits; our ability to successfully execute growth strategies; the operation, financing and distribution decisions of our equity affiliates; costs to comply with environmental laws and safety regulations; failure of information technology due to various causes, including unauthorized access or attacks; changes to the costs to deliver and transport crude oil, refined petroleum products and NGL; potential liability from litigation or for remedial actions, including removal and reclamation obligations under environmental regulations; the failure to complete construction of capital projects on time and within budget; general domestic and international economic and political developments including armed hostilities, expropriation of assets, and other political, economic or diplomatic developments, including those caused by public health issues; our ability to comply with our debt covenants and to incur additional indebtedness on favorable terms; changes in tax, environmental and other laws and regulations; and other economic, business, competitive and/or regulatory factors affecting the Partnership’s businesses generally as set forth in our filings with the Securities and Exchange Commission (“SEC”). The Partnership is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, the Company will file a registration statement on Form S-4, which will include an information statement of the Partnership, with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT, PROSPECTUS OR OTHER DOCUMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive information statement will be sent to securityholders of the Partnership in connection with any solicitation of proxies or consents of the Partnership unitholders relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by the Company or the Partnership with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from the Company’s website at www.phillips66.com under the “Investors” tab under the heading “SEC Filings” or from the Partnership’s website at www.phillips66partners.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation Relating to the Merger

The Company, the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies and consents in respect of the transaction. Information about these persons is set forth in the Partnership’s Annual Report on Form 10-K, which was filed with the SEC on February 24, 2021; certain of the Partnership’s Current Reports on Form 8-K; the Company's proxy statement for its 2021 Annual Meeting, which was filed with the SEC on March 31, 2021; the Company's Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 24, 2021; certain of the Company's Current Reports on Form 8-K; and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the registration statement/information statement/prospectus and other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1*
Agreement and Plan of Merger, dated as of October 26, 2021, by and among Phillips 66, Phillips 66 Company, Phillips 66 Project Development Inc., Phoenix Sub LLC, Phillips 66 Partners LP, and Phillips 66 Partners GP LLC

3.1	Amendment No. 1 to the Third Amended and Restated Agreement of Limited Partnership of Phillips 66 Partners LP, dated as of October 26, 2021

99.1	Press Release dated October 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

By:	/s/ Paula A. Johnson
Paula A. Johnson Vice President

Date: October 27, 2021